SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  September 9, 1999
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                           PREMARK INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                       1-9256              36-3461320
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  (State Or Other                (Commission         (IRS Employer
  Jurisdiction Of                File Number)       Identification No.)
  Incorporation)




                    1717 Deerfield Road, Deerfield, IL 60015
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               (Address of Principal Executive Offices) (Zip Code)







Registrant's telephone number, including area code         (847) 405-6000
                                                   --------------------------

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 2.1 Agreement and Plan of Merger, dated as of September 9, 1999, by and among Illinois Tool Works Inc., CS Merger Sub
                  Inc. and Premark International, Inc.*

Exhibit 99.1 Stock Option Agreement dated as of September 9, 1999 by and between Illinois Tool Works Inc. and Premark International, Inc.**

Exhibit 99.2 Amendment to Rights Agreement dated as of September 9, 1999 by and between Premark International, Inc. and Norwest
                  Bank Minnesota, N.A. (as Rights Agent)**

Exhibit 99.3      Joint Press Release dated September 9, 1999**






--------------------
*   Corrected version replacing Exhibit 2.1 previously filed.
**  Filed previously.




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


                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PREMARK INTERNATIONAL, INC.




Date:  September 13, 1999        By:   /s/ John M. Costigan
                                       -------------------------------
                                 Name:  John M. Costigan
                                 Title: Senior Vice President, General Counsel
                                        and Secretary















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


                                  EXHIBIT INDEX



Exhibit 2.1 Agreement and Plan of Merger, dated as of September 9, 1999, by and among Illinois Tool Works Inc., CS Merger Sub Inc. and Premark International, Inc.*

Exhibit 99.1 Stock Option Agreement dated as of September 9, 1999 by and between Illinois Tool Works Inc. and Premark International, Inc.**

Exhibit 99.2 Amendment to Rights Agreement dated as of September 9, 1999 by and between Premark International, Inc. and Norwest
                  Bank Minnesota, N.A. (as Rights Agent)**

Exhibit 99.3      Joint Press Release dated September 9, 1999**








-----------------------
*  Corrected version replacing Exhibit 2.1 previously filed.
** Filed previously.







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